RELATED PARTIES	12 Months Ended
Dec. 31, 2020
RELATED PARTIES
RELATED PARTIES

17.RELATED PARTIES

Prior to the Business Combination, one of the Preferred Stock investors held more than a 10% interest in the Company and had one seat as a member of the board of directors and another seat as an observer of the board of directors.

In 2019, an executive early exercised their option to purchase 1,479,459 shares of unvested common stock at a price per share of $1.01 by issuing a promissory note to the Company for a total price of $1.5 million with an interest rate of 2.31% per annum.

The Warrant Commitment and the subsequent Series E Warrants were issued to a counterparty that has an equity interest in the Company and a seat on the Company’s board of directors. The board member has significant influence with respect to the counterparty to the Warrant Commitment. The issuance of the Warrant Commitment and Series E Warrants was in exchange for on-going advisory services that the entity provided to the Company. See “Note 15 — Warrants” for further information.

During 2019, the Company acquired OSN. See “Note 2 — Business Combination” for further information on the acquisition and the pro forma results of operations, reflecting OSN as if it had been acquired January 1, 2018. Prior to the acquisition, OSN conducted business with the Company as the noncontrolling member of the Company’s Title Companies. The Company paid the member title and due diligence fees in the member’s capacity as a title and escrow agent. Additionally, the Company paid the member management and administrative service fees, rent, and purchases of fixed assets in the member’s capacity as management and administrative service provider and lessor to the subsidiaries of OD Title Holdings and OD Title Sidecar.